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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 28, 2002

                          Western Multiplex Corporation
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             (Exact name of registrant as specified in its charter)

   Delaware                         000-30993                    52-2198231
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(State or other                    (Commission                 (IRS Employee
jurisdiction of                    File Number)              Identification No.)
 incorporation)

                              1196 Borregas Avenue
                           Sunnyvale, California 94089
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               (Address of principal executive offices) (Zip Code)

           Registrant's telephone, including area code: (408) 542-5200

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         (Former name and former address, if changed since last report)

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ITEM 5.   OTHER EVENTS.

             As previously disclosed in a Current Report on Form 8-K filed by the Registrant on January 18, 2002, the Registrant has entered into an Agreement and Plan of Reorganization (the "Merger Agreement"), dated as of January 16, 2002, by and among the Registrant, Walnut-Pine Merger Corp., a Delaware corporation and wholly-owned subsidiary of the Registrant ("Merger Sub"), and Proxim, Inc. Pursuant to the terms of the Merger Agreement, Merger Sub will be merged with and into Proxim (the "Merger"), and each outstanding share of Proxim common stock will be converted into the right to receive 1.8896 shares of the Registrant's Class A common stock.

        On February 28, 2002, two class action lawsuits were filed in the Delaware Court of Chancery against the Registrant, members of the Registrant's board of directors and Proxim, alleging, among other things, that the Registrant's board had breached its fiduciary duties to the Registrant's stockholders. The complaints seek, among other things, to enjoin the Merger or, alternatively, to recover damages in the event the Merger is consummated.

        On March 4, 2002, a class action lawsuit was filed in the Superior Court of the State of California, County of Santa Clara, against the members of the Registrant's board of directors challenging the termination fee contained in the Merger Agreement and alleging that the Registrant's board had breached its fiduciary duties to the Registrant's stockholders. The complaint seeks, among other things, to invalidate the termination fee and enjoin the consummation of the Merger.

        Western Multiplex believes that these actions are without merit and intends to defend them vigorously.

        The foregoing descriptions of litigation involving the Registrant and members of its board of directors are qualified in their entirety by reference to the text of the complaints, copies of which are attached hereto as Exhibits 99.1, 99.2 and 99.3 and are incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  EXHIBITS.

          The exhibits listed below and in the accompanying Exhibit Index are filed as part of this Current Report on Form 8-K.

EXHIBIT NO.                   TITLE

99.1                  Complaint, Suprina v. Western Multiplex, et. al., Civil Action No.
                      19451NC filed in the Court of Chancery of the State of Delaware in and
                      for New Castle County


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
99.2                  Complaint, Summerfield v. Western Multiplex, et. al., Civil Action No.
                      19452NC filed in the Court of Chancery of the State of Delaware in and
                      for New Castle County

99.3                  Complaint, Cosmi v. Boskin, et. al., Civil Case No. 805751 filed in the
                      Superior Court of the State of California, County of Santa Clara

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                                   SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         WESTERN MULTIPLEX CORPORATION
                                                 (Registrant)

Dated: March 7, 2002                     By: /s/ Nancy Huber
                                             ----------------------------
                                                      Nancy Huber
                                             Chief Financial Officer, Executive
                                             Vice President and Secretary

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                                  EXHIBIT INDEX

99.1 Complaint, Suprina v. Western Multiplex, et. al., Civil Action No. 19451NC filed in the Court of Chancery of the State of Delaware in and for New Castle County

99.2 Complaint, Summerfield v. Western Multiplex, et. al., Civil Action No. 19452NC filed in the Court of Chancery of the State of Delaware in and for New Castle County

99.3 Complaint, Cosmi v. Boskin, et. al., Civil Case No. 805751 filed in the Superior Court of the State of California, County of Santa Clara